UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

NetLogic Microsystems, Inc.

(Exact name of registrant as specified in its charter)

000-50838

(Commission File Number)

Delaware	77-0455244
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1875 Charleston Road, Mountain View, CA 94043

(Address of principal executive offices, with zip code)

(650) 961-6676

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 15, 2006, NetLogic Microsystems, Inc. (“NetLogic”) closed an acquisition (the “Acquisition”) with Cypress Semiconductor Corporation (“Cypress”), pursuant to which NetLogic acquired assets and intellectual property relating to Cypress’ network search engine (NSE) business, including Cypress’s Ayama™10000, Ayama 20000, and NSE70000 Network Search Engine families as well as the Sahasra™50000 Algorithmic Search Engine family.

Under the terms of the Acquisition, NetLogic issued to Cypress 1,488,063 shares of NetLogic’s common stock at closing and is obligated to issue 165,344 additional shares upon Cypress’ fulfillment of additional conditions within 60 days after closing. Furthermore, the parties have agreed that, if, during either the four consecutive fiscal quarters following the closing or the 12-month period beginning on the first business day following the closing, NetLogic’s gross revenue from the acquired products is –

•	at least $12,960,000, NetLogic will pay to Cypress an additional $10,000,000 in cash; and

•	at least $17,820,000, NetLogic will issue to Cypress up to 330,688 additional shares of NetLogic’s common stock, with the exact number of shares to be issued to be adjusted proportionately if revenues from the acquired products are between $17,820,000 and $19,440,000.

The foregoing description of the Acquisition is qualified in its entirety by the full text of the Agreement for the Purchase and Sale of Assets, dated January 25, 2006, as amended by that certain Amendment No. 1 to Agreement for the Purchase and Sale of Assets, dated February 15, 2006, by and between NetLogic and Cypress, and Exhibits A and B thereto, copies of which are attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.

A copy of the press release announcing the closing of the Acquisition is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the terms of the Acquisition described in Item 2.01 above, NetLogic has issued 1,488,063 shares of common stock and will issue up to 496,032 additional shares of common stock to Cypress. The issuance of such shares has not been registered under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from registration provided by Section 4(2) of the Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Financial statements of the acquired business have not been included herein but will be included in an amendment to this Current Report on Form 8-K to be filed no later than May 4, 2006.

(b) Pro Forma Financial Information.

Pro forma financial information has not been included herein but will be included in an amendment to this Current Report on Form 8-K to be filed no later than May 4, 2006.

(d) Exhibits.

The following exhibits are furnished with this document:

Exhibits	Description
2.1	Agreement for the Purchase and Sale of Assets, dated January 25, 2006, as amended by that certain Amendment No. 1 to Agreement for the Purchase and Sale of Assets, dated February 15, 2006, by and between NetLogic Microsystems, Inc. and Cypress Semiconductor Corporation, and Exhibits A and B thereto

99.1	Press Release dated February 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLOGIC MICROSYSTEMS, INC.

Date: February 22, 2006	By:	/s/ DONALD WITMER
Donald Witmer
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description
2.1	Agreement for the Purchase and Sale of Assets, dated January 25, 2006, as amended by that certain Amendment No. 1 to Agreement for the Purchase and Sale of Assets, dated February 15, 2006, by and between NetLogic Microsystems, Inc. and Cypress Semiconductor Corporation, and Exhibits A and B thereto

99.1	Press Release dated February 15, 2006